Exhibit 99.2

Advent Software, Inc. Third Quarter 2011 Earnings Highlights October 24, 2011 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under 2011 guidance, and statements regarding our revenue growth, market acceptance and demand for our products that will drive top line growth, international expansion, synergies related to our acquisition of Black Diamond Performance Reporting, LLC, and the momentum of the business, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q311 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand contracts, and Black Diamond contracts were $8.5M Revenue of $84.6M Up 17% from Q310 17% of revenue was international, up from 15% in Q310 89% of revenue was recurring, up from 88% in Q310 GAAP Operating Margin of 12.5% Non-GAAP Operating Margin of 21.9% Operating cash flow of $23.8M Up 10% from Q310 Repurchased approximately 1.9M shares at an average price of $22.26 per share.

ADVS Q311 Financial Highlights Metric Q310 Q311 $ +/- % +/- Annual Contract Value ($M) $7.6 $8.5 $1.0 13% Revenue ($M) $72.0 $84.6 $12.6 17% Operating Cash Flow ($M) $21.6 $23.8 $2.2 10% GAAP Operating Margin 13.5% 12.5% (1.0 pt) (7.5%) GAAP Diluted EPS $0.11 $0.13 $0.02 15% Non-GAAP Operating Margin1 21.9% 21.9% 0 pts 0% Non-GAAP Diluted EPS1 $0.19 $0.22 $0.03 15% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($M) $28 $28 $25.5 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Growing Revenue ($M) Q3 2011 revenue was 83% domestic, 17% international Q3 2011 revenue was 89% recurring, 11% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% YTD $240 YTD

ADVS Deferred Revenue by Type ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $162

ADVS Operating Cash Flow ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding

ADVS Revenue Components ($M) Q310 Q311 $ +/- % +/- Recurring $63.5 $75.0 $11.5 18% Term License Revenue $28.2 $34.3 $6.1 22% Perpetual Maintenance $18.1 $17.9 ($0.3) (1%) Other Recurring 1 $17.2 $22.8 $5.6 33% Non-Recurring $8.5 $9.6 $1.1 13% Total Revenue $72.0 $84.6 $12.6 17% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Q108-Q211 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

ADVS 2011 Guidance Guidance Q411 FY11 Total Revenue ($M) $84M - $86M $324M - $326M YoY Revenue Growth 11% - 14% 14% - 15% GAAP Operating Margin 13% Amortization (% of revenue) 3% Stock Compensation Expense (% of revenue) 6% Non-GAAP Operating Margin * 22% Operating Cash Flow ($M) $81M - $85M Capital Expenditures, incl. cap’d SW devel. ($M) $12M - $15M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to Non-GAAP guidance on slide #14

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 53,731 $ 64% 10,576 $ 13% 6,826 $ Amortization of acquired developed technology 1,821 1,821 1,821 Amortization of other acquired intangibles - 960 960 Stock-based compensation - cost of revenues 909 909 909 Stock-based compensation - operating expenses - 4,156 4,156 Investment loss - - 500 Restructuring charges - 57 57 Income tax adjustment for non-GAAP (1) - - (3,422) Non-GAAP 56,461 $ 67% 18,479 $ 22% 11,807 $ Diluted net income per share GAAP 0.13 $ Non-GAAP 0.22 $ Shares used to compute diluted net income per share 53,625 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 48,815 $ 68% 9,733 $ 14% 5,981 $ Amortization of acquired developed technology 845 845 845 Amortization of other acquired intangibles - 331 331 Stock-based compensation - cost of revenues 760 760 760 Stock-based compensation - operating expenses - 4,050 4,050 Restructuring charges - 26 26 Income tax adjustment for non-GAAP (1) - - (1,653) Non-GAAP 50,420 $ 70% 15,745 $ 22% 10,340 $ Diluted net income per share GAAP 0.11 $ Non-GAAP 0.19 $ Shares used to compute diluted net income per share 54,232 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended September 30, 2010 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended September 30, 2011 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 13% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 3% Projected stock based compensation adjustment 6% Projected non-GAAP 22% Twelve Months Ended December 31, 2011 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.